                                                                    Exhibit 99.1
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18  U.S.C. ss. 1350),
the  undersigned,  Warren G.  Lichtenstein,  Chief Executive  Officer of Gateway
Industries, Inc. a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

The Quarterly  Report on Form 10-QSB for the quarter ended March 31, 2003 of the
Company (the "Report") fully complies with the  requirements of Section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                              /s/ Warren G. Lichtenstein
                                              --------------------------
                                              Warren G. Lichtenstein
                                              Chief Executive Officer
                                              April 30, 2003